Exhibit 99.1

Marchex Announces Fourth Quarter and Full Year 2015 Results

•	Fourth Quarter GAAP Revenue of $34.9 million, up 12% Year-Over-Year

•	Fourth Quarter Call-Driven Revenue of $34.3 million, up 13% Year-Over-Year, and 31% Year-Over-Year excluding YP

•	Sold remaining non-strategic Archeo assets to focus on Mobile Advertising Analytics leadership

SEATTLE — (BUSINESS WIRE) – February 18, 2016— Marchex, Inc. (NASDAQ:MCHX), a leading mobile advertising analytics company, today announced its financial results for the fourth quarter and full year ended December 31, 2015.

“In 2015, we focused our entire company toward one opportunity: to provide global brands extraordinary insights into the mobile consumer journey by uniting the physical and digital worlds,” said Pete Christothoulou, CEO. “We exited the year as the most innovative analytics company, trusted by the world’s largest brands, to measure and connect digital media to offline sales. I’m excited about the team we are building and what we plan to accomplish in 2016.”

Q4 2015 Financial Highlights1

•	GAAP revenue was $34.9 million for the fourth quarter of 2015, compared to $31.2 million for the fourth quarter of 2014.

•	GAAP net income from continuing operations was $1.2 million for the fourth quarter of 2015. This compares to GAAP net loss from continuing operations of $146,000 for the fourth quarter of 2014.

•	GAAP net income from continuing operations attributable to common stockholders per diluted share was $0.03 for the fourth quarter of 2015. This compares to GAAP net loss from continuing operations of $0.00 for the fourth quarter of 2014.

	Q4 2015	Q4 2014
GAAP Revenue	$34.9 million	$31.2 million
Call-Driven and related Revenue	$34.3 million	$30.3 million

Non-GAAP Results:

Call-Driven Adjusted OIBA[2]	$1.6 million	$2.5 million
Call-Driven Adjusted EBITDA[2]	$2.5 million	$3.4 million
Adjusted OIBA[2]	$2.0 million	$2.4 million
Adjusted EBITDA[2]	$2.9 million	$3.3 million

Archeo Revenue	$0.6 million	$0.9 million
Gain on Sale of Archeo Assets[1]	$1.5 million	—
Cash Balance	$109 million	$80 million

•	Adjusted non-GAAP EPS[2] from continuing operations for the fourth quarter of 2015 was $0.03, compared to $0.04 for the fourth quarter of 2014.

Q4 2015 Other Financial Highlights

•	During the fourth quarter of 2015, YP contributed $9.0 million in Call-Driven Revenues, compared to $11.1 million in the fourth quarter 2014.

•	During the fourth quarter of 2015, Marchex purchased 143,000 shares of its outstanding Class B common stock for a total price of $600,000. This brings Marchex’s total shares repurchased under its November 2014 share repurchase program to 1.6 million shares or 4% of its outstanding Class B common stock.

Full Year 2015 Financial Highlights1

•	GAAP revenue was $143.0 million for 2015, compared to $173.6 million for 2014.

•	GAAP net loss from continuing operations was $597,000 for 2015, compared to $22.8 million for 2014, which included the effect of a non-cash charge to income tax expense of $22.3 million for a valuation allowance on our deferred tax assets.

•	GAAP net loss from continuing operations attributable to common stockholders per diluted share was $0.01 for 2015, compared to $0.57 for 2014.

	2015	2014
GAAP Revenue	$143.0 million	$173.6 million
Call-Driven and related Revenue	$139.9 million	$168.1 million

Non-GAAP Results:

Call-Driven Adjusted OIBA[2]	$7.8 million	$11.1 million
Call-Driven Adjusted EBITDA[2]	$11.5 million	$14.7 million
Adjusted OIBA[2]	$8.2 million	$12.0 million
Adjusted EBITDA[2]	$11.9 million	$15.6 million

Archeo Revenue	$3.1 million	$5.5 million

•	Adjusted non-GAAP EPS[2] from continuing operations for 2015 was $0.13, compared to $0.19 for 2014.

•	During 2015, YP contributed $40.2 million in Call-Driven Revenues, compared to $41.8 million in 2014.

[1]	In December 2015, the Company sold its remaining Archeo assets. The financial results of this disposition are included in continuing operations in our consolidated statements of operations. The Company had previously sold certain Archeo domain name and related assets in April 2015 and certain pay-per-click assets in July 2013. The financial results of these prior dispositions are presented as discontinued operations net of tax in our consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

2015 Business Highlights

Marchex removed several of the divergent priorities in the business, including selling non-core assets. It moved aggressively to build new partnerships with leading global brands and agencies, strengthened its team and launched groundbreaking products that solve many of the mobile advertising problems clients are facing. The following highlights selected points of progress throughout the year:

Strategic Focus and Growth

•	Focused on building the most powerful set of analytics tools for enterprise marketers to deeply understand the online-to-offline path to purchase.

•	Accelerated Call-Driven Revenue growth excluding YP to 31% in Q4 2015, compared to Q4 2014.

•	Increased 2015 revenue growth by 50% on average across three core verticals - Auto, Communications, and Home Services.

•	Sold all non-core Archeo assets. In April 2015, sold the bulk of Archeo’s domain portfolio for cash proceeds of $28.1 million plus additional earn-out payments subject to certain sales targets; and in December 2015, sold the remaining Archeo assets for a gain on sale of $1.5 million.

International Expansion

•	Announced Analytics product expansion to 10 markets throughout Europe, Canada, Australia and New Zealand to support enterprise client demand, including CDK Global and Yell.

Global Partnership Additions

•	Signed strategic partnerships with two of the world’s largest global advertising agencies including with Light Reaction, a mobile-first performance advertising business that is part of Xaxis, the programmatic media division of GroupM, to launch click-to-call mobile performance products.

Product Innovation

Marchex accelerated its analytics product momentum in 2015 announcing the following innovations:

•	Display Analytics beta, an industry-first Analytics product that for the first time enables enterprise marketers to measure when any inbound phone call to a call center or store is influenced by exposure to a display advertisement on a desktop or mobile device, even when a phone call occurs weeks or months after exposure to an ad. The reports are delivered real-time and track cross-device conversions, providing marketers with actionable intelligence to shift towards display tactics that produce positive returns.

•	Search Analytics, an industry-first Analytics product that enables brands and agencies to track and measure which keywords drive sales from click-to-call ads. Features of Search Analytics include: 100% keyword attribution from all phone calls driven from mobile search; real-time conversion data using Real-Time Call DNA technology to identify those calls that are most likely to convert into sales; and automated setup and synchronization with leading bid-management platforms, such as DoubleClick, Kenshoo and Marin, which allows search marketers to measure and improve campaigns accurately in real time.

•	Proprietary enhancements to our patented Real-Time Call DNA, including the ability to automatically redact credit card numbers from recorded phone calls in real-time. Using voice stream pattern recognition and machine learning algorithms, the technology redacts consumer credit card information while the call recording is being processed within Marchex’s secure datacenter.

•	Proprietary enhancements to its infrastructure, including Clean Call 3.0, a breakthrough in automatically detecting and stopping robocallers without the need for consumer verification through an interactive voice response (IVR) prompt. Call spam that uses fake Caller IDs is on the rise and analysis by Marchex estimates that robocalling may cost businesses more than $1 billion each year in telephone charges and lost productivity.

Leadership Additions

•	Announced executive appointments including Gary Nafus as Chief Revenue Officer and Customer Engagement Specialist Matthew Muilenburg as Senior Vice President to accelerate mobile advertising analytics leadership.

2016 Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of February 18, 2016. In 2016, the company’s strategic priorities include:

•	Grow new and existing enterprise client relationships,

•	Accelerate product innovation, and

•	Expand global strategic partnerships.

The following financial guidance includes expectation of an incremental annual investment in sales and marketing, and related costs of more than $6 million for 2016 designed to capitalize on the company’s product, international and agency growth initiatives. The company expects the incremental investments to disproportionately impact the first half.

Total Call-Driven financial guidance for the First Quarter ending March 31, 2016

Call-Driven Revenue Including YP	$35 million or more
Call-Driven Adjusted OIBA[3]	a loss of ($0.5) million to a loss of ($2.5) million
Call-Driven Adjusted EBITDA[3]	$0.5 million to a loss of ($1.5) million

Call-Driven financial guidance excluding YP for the year ending December 31, 2016

Call-Driven Revenue Excluding YP3	$117 million or more

[3]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Thursday, February 18, 2016 to discuss its fourth quarter and full year ended December 31, 2015 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising analytics company that connects online behavior to real-world, offline actions. By linking critical touchpoints in the customer journey, Marchex’s products enable a 360-degree view of marketing effectiveness. Brands and agencies utilize Marchex’s products to transform business performance.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the Company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, dispositions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 18, 2016 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA, Adjusted OIBA, Adjusted EBITDA, Adjusted non-GAAP EPS and Call-Driven and Archeo Adjusted OIBA and EBITDA. Additionally, Marchex also provides Call-Driven and Archeo Revenue excluding revenue generated from our contracts with Yellowpages.com LLC (“YP”).

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and disposition related costs, and gain on sale of Archeo assets, as these items are not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition and disposition related costs, and gain on sale of Archeo assets. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and disposition related costs, and gain on sale of Archeo assets . Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Call-Driven Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assign all Marchex general corporate overhead costs to the Call-Driven results. Archeo Adjusted OIBA and EBITDA include the above descriptions of Adjusted OIBA and EBITDA for the Archeo segment. Call-Driven and Archeo Revenue excluding YP excludes revenue generated through our contracts with YP. Financial analysts and investors may use Adjusted OIBA and EBITDA and Revenue excluding YP to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and disposition related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax, (6) dividends paid to participating securities, and (7) gain on sale of Archeo assets. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Marchex Corporate Communications

Telephone: 206.331.3434

Email: pr(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three months ended December 31,		Twelve Months Ended December 31,
	2014	2015	2014	2015
Revenue	$31,227	$34,900	$173,601	$143,013

Expenses:
Service costs (1)	17,033	19,601	111,259	78,767
Sales and marketing (1)	2,960	4,493	11,719	16,462
Product development (1)	6,962	7,450	29,561	31,058
General and administrative (1)	4,791	3,585	20,918	18,510
Amortization of intangible assets from acquisitions	—	—	434	—
Acquisition and disposition related costs	—	20	(68)	219

Total operating expenses	31,746	35,149	173,823	145,016
Gain on sale of Archeo assets	—	1,496	—	1,496

Income (loss) from operations	(519)	1,247	(222)	(507)
Interest expense and other, net	(19)	(11)	(62)	(63)

Income (loss) from continuing operations before provision for income taxes	(538)	1,236	(284)	(570)
Income tax expense (benefit)	(392)	16	22,509	27

Net Income (loss) from continuing operations	(146)	1,220	(22,793)	(597)
Discontinued operations:
Income from discontinued operations, net of tax	716	38	3,425	5,123
Gain on sale from discontinued operations, net of tax	—	—	278	22,195

Discontinued operations, net of tax	716	38	3,703	27,318

Net income (loss)	570	1,258	(19,090)	26,721
Dividends paid to participating securities	(28)	—	(127)	(37)

Net income (loss) applicable to common stockholders	$542	$1,258	$(19,217)	$26,684

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$(0.00)	$0.03	$(0.57)	$(0.01)
Discontinued operations, net of tax	$0.01	$0.00	$0.09	$0.66

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$0.01	$0.03	$(0.48)	$0.65
Dividends paid per share	$0.02	$—	$0.08	$0.04
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	5,233	5,233	5,853	5,233
Class B	35,969	35,804	34,157	35,935
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	5,233	5,233	5,853	5,233
Class B	41,202	41,599	40,010	41,168

(1) Includes stock-based compensation allocated as follows:
Service costs	$363	$143	$1,373	$1,189
Sales and marketing	230	414	888	1,307
Product development	578	567	2,595	2,410
General and administrative	1,704	1,091	7,032	5,118

Total	$2,875	$2,215	$11,888	$10,024

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2014	December 31, 2015
Assets
Current assets:
Cash and cash equivalents	$80,032	$109,155
Accounts receivable, net	25,941	24,621
Prepaid expenses and other current assets	3,143	1,784
Refundable taxes	131	127

Total current assets	109,247	135,687

Property and equipment, net	5,430	5,778
Intangibles and other assets, net	313	222
Goodwill	65,679	63,305

Total Assets	$180,669	$204,992

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$13,766	$9,460
Accrued expenses and other current liabilities	7,515	6,712
Deferred revenue	2,117	692

Total current liabilities	23,398	16,864

Other non-current liabilities	1,118	662

Total Liabilities	24,516	17,526
Class A common stock	55	55
Class B common stock	373	368
Treasury stock	(2,503)	(238)
Additional paid-in capital	348,467	350,799
Accumulated deficit	(190,239)	(163,518)

Total Stockholders’ Equity	156,153	187,466

	$180,669	$204,992

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (loss) from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2015	2014	2015
Income (loss) from operations	$(519)	$1,247	$(222)	$(507)
Stock-based compensation	2,875	2,215	11,888	10,024
Amortization of intangible assets from acquisitions	—	—	434	—

Operating income before amortization (OIBA)	2,356	3,462	12,100	9,517
Acquisition and disposition related costs	—	20	(68)	219
Gain on sale of Archeo assets	—	(1,496)	—	(1,496)

Adjusted operating income before amortization (Adjusted OIBA)	$2,356	$1,986	$12,032	$8,240

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2015	2014	2015
Net cash provided by operating activities	$4,302	$753	$22,419	$12,753
Changes in asset and liabilities	58	2,150	(25,991)	3,963
Income tax expense (benefit)	(392)	16	22,509	27
Acquisition and disposition related costs	—	20	—	219
Interest expense and other, net	19	11	62	63
Income on discontinued operations, net of tax	(734)	(38)	(3,555)	(5,140)
Tax effect on gain on sale of discontinued operations	—	—	144	—

Adjusted EBITDA	$3,253	$2,912	$15,588	$11,885

Net cash provided by (used in) investing activities	$(1,000)	$242	$(3,178)	$21,822

Net cash provided by (used in) financing activities	$(3,922)	$(776)	$29,879	$(5,452)

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2014	2015	2014	2015
Adjusted Non-GAAP EPS from continuing operations	$0.04	$0.03	$0.19	$0.13

Net Income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$(0.00)	$0.03	$(0.57)	$(0.01)
Shares used to calculate diluted net income (loss) from continuing operations per share applicable to common stockholders	41,202	41,599	40,010	41,168

Net income (loss) applicable to common stockholders	$542	$1,258	$(19,217)	$26,684
Stock-based compensation	2,875	2,215	11,888	10,024
Acquisition and disposition related costs	—	20	(68)	219
Gain on sale of Archeo assets	—	(1,496)	—	(1,496)
Amortization of intangible assets from acquisitions	—	—	434	—
Interest expense and other, net	19	11	62	63
Dividends paid to participating securities	28	—	127	37
Tax valuation allowance	(659)	—	21,686	—
Discontinued operations, net of tax	(716)	(38)	(3,703)	(27,318)
Estimated impact of income taxes	(554)	(682)	(3,378)	(2,863)

Adjusted Non-GAAP net income from continuing operations	$1,535	$1,288	$7,831	$5,350

Adjusted Non-GAAP EPS from continuing operations	$0.04	$0.03	$0.19	$0.13

Shares used to calculate diluted net income (loss) from continuing operations per share applicable to common stockholders (GAAP)	41,202	41,599	40,010	41,168

Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	365	—	2,116	421

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	41,567	41,599	42,126	41,589

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary Information

(in thousands)

(unaudited)

NON-GAAP MEASURES

CONSOLIDATED[1]	Q414	Q115	Q215	Q315	Q415	FY 2015
GAAP Revenue	$31,227	$35,915	$35,346	$36,852	$34,900	$143,013
Adjusted OIBA	$2,356	$2,491	$1,319	$2,444	$1,986	$8,240
Adjusted EBITDA	$3,253	$3,353	$2,272	$3,348	$2,912	$11,885

CALL-DRIVEN AND RELATED	Q414	Q115	Q215	Q315	Q415	FY 2015
GAAP Revenue	$30,325	$35,028	$34,458	$36,135	$34,265	$139,886
Adjusted OIBA	$2,512	$2,632	$1,400	$2,177	$1,600	$7,809
Adjusted EBITDA	$3,409	$3,494	$2,353	$3,081	$2,526	$11,454

ARCHEO	Q414	Q115	Q215	Q315	Q415	FY 2015
GAAP Revenue	$902	$887	$888	$717	$635	$3,127
Adjusted OIBA	$(156)	$(141)	$(81)	$267	$386	$431
Adjusted EBITDA	$(156)	$(141)	$(81)	$267	$386	$431

CALL-DRIVEN REVENUE EXCLUDING YP	Q414	Q115	Q215	Q315	Q415	FY 2015
GAAP Revenue	$30,325	$35,028	$34,458	$36,135	$34,265	$139,886
Revenue excluding YP	$19,262	$24,271	$24,096	$26,007	$25,302	$99,676
YP Revenue	$11,063	$10,757	$10,362	$10,128	$8,963	$40,210

ARCHEO REVENUE EXCLUDING YP	Q414	Q115	Q215	Q315	Q415	FY 2015
GAAP Revenue	$902	$887	$888	$717	$635	$3,127
Revenue excluding YP	$524	$525	$515	$418	$343	$1,801
YP Revenue	$378	$362	$373	$299	$292	$1,326

1	In April 2015, Marchex divested certain Archeo domain name and related assets. The operating results of the divested assets are included in discontinued operations, net of tax, in the unaudited consolidated financial statements. In December 2015, Marchex sold the remaining Archeo assets and its operating results are included in continuing operations. Unless otherwise indicated, information presented in these financial tables relates only to Marchex’s continuing operations. The financial results for the discontinued operations are preliminary, subject to updates, and have been derived from the unaudited consolidated financial statements of Marchex, Inc. for all periods presented.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	Three Months Ended					Twelve Months Ended
	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	12/31/2014	12/31/2015
Income (loss) from operations	$(519)	$(300)	$(1,466)	$12	$1,247	$(222)	$(507)
Stock-based compensation	2,875	2,791	2,667	2,351	2,215	11,888	10,024
Amortization of intangible assets from acquisitions	—	—	—	—	—	434	—

Operating income before amortization (OIBA)	2,356	2,491	1,201	2,363	3,462	12,100	9,517
Acquisition and disposition related costs	—	—	118	81	20	(68)	219
Gain on sale of Archeo assets	—	—	—	—	(1,496)	—	(1,496)

Adjusted OIBA - Consolidated	$2,356	$2,491	$1,319	$2,444	$1,986	$12,032	$8,240
Less: Archeo Adjusted OIBA[1]	(156)	(141)	(81)	267	386	933	431

Call-Driven and related Adjusted OIBA[1]	$2,512	$2,632	$1,400	$2,177	$1,600	$11,099	$7,809

Reconciliation from Net Cash provided by (used in) Operating Activities to Adjusted EBITDA

	Three Months Ended					Twelve Months Ended
	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	12/31/2014	12/31/2015
Net cash provided by (used in) operating activities	$4,302	$6,251	$(1,814)	$7,563	$753	$22,419	$12,753
Changes in assets and liabilities	58	2,228	3,883	(4,299)	2,150	(25,991)	3,963
Income tax expense (benefit)	(392)	5	(185)	191	16	22,509	27
Acquisition and disposition related costs	—	—	118	81	20	—	219
Income on discontinued operations, net of tax	(734)	(5,156)	91	(37)	(38)	(3,555)	(5,140)
Tax effect of gain on sale of discontinued operations	—	—	163	(163)	—	144	—
Interest expense and other, net	19	25	16	12	11	62	63

Adjusted EBITDA - Consolidated	$3,253	$3,353	$2,272	$3,348	$2,912	$15,588	$11,885
Less: Archeo Adjusted EBITDA[1]	(156)	(141)	(81)	267	386	933	431

Call-Driven and related Adjusted EBITDA[1]	$3,409	$3,494	$2,353	$3,081	$2,526	$14,655	$11,454

Summary of Revenue by Segment

	Three Months Ended					Twelve Months Ended
	12/31/2014	3/31/2015	6/30/2015	9/30/2015	12/31/2015	12/31/2014	12/31/2015
Call-Driven[1] and related Revenue	$30,325	$35,028	$34,458	$36,135	$34,265	$168,051	$139,886
Archeo Revenue[1]	902	887	888	717	635	5,550	3,127

Revenue - Consolidated	$31,227	$35,915	$35,346	$36,852	$34,900	$173,601	$143,013

1	The financial results for Call-Driven and Archeo have been derived from the unaudited condensed consolidated financial statements. The Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses. The Archeo financial results include direct operating expenses.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.